UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐      Definitive Proxy Statement
☑      Definitive Additional Materials
☐      Soliciting Material Pursuant to §240.14a-12
CNL HOTELS & RESORTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

The following are: (1) a letter to be sent to all stockholders of CNL Hotels & Resorts, Inc. (the “Company”), with the exception of those stockholders receiving the materials described in (2) or (3) below, to obtain instructions from such stockholders with regard to the account or address to which sale consideration should be sent, (2) a letter to be sent to Company stockholders who still owe deferred commissions to obtain instructions from such stockholders with regard to the account or address to which sale consideration should be sent and notifying them of the withholding of the deferred commission from the sale proceeds, (3) a letter to be sent to stockholders of the Company who are customers of Ameriprise with regard to the account or address to which sale consideration should be sent, (4) the distribution change form to be sent to all stockholders of the Company along with the letters described in (1)-(3) above and (5) a letter to be sent to brokers and financial advisors whose customers include stockholders of the Company.
[CNL INVESTOR SERVICES COMPANY LETTERHEAD]
March 15, 2007
Re: CNL Hotels & Resorts, Inc.
Payment of Sale Transaction Consideration
Dear Shareholder:
As you may be aware, on January 18, 2007, CNL Hotels & Resorts, Inc. (“CHR”) entered an Agreement and Plan of Merger with MS Resort Holdings LLC, MS Resort Purchaser LLC, MS Resort Acquisition LLC and Ashford Sapphire Acquisition LLC, as amended (the “Merger Agreement”). The transactions contemplated by the Merger Agreement (collectively the “Sale Transactions”) are subject to approval by CHR’s shareholders. Information regarding the Merger Agreement and the Sale Transactions is provided in CHR’s definitive proxy statement and related materials dated February 22, 2007 that were filed with the Securities and Exchange Commission on February 22, 2007 and were recently sent to you.
If the Sale Transactions are approved by CHR’s shareholders and the closing of such transactions occurs, each shareholder of record will be entitled to receive total consideration in the amount of $20.50 per share in cash, without interest and less any applicable withholding taxes (the “Sale Consideration”), which Sale Consideration will be sent in accordance with your instructions on file for quarterly distributions unless you now direct otherwise.
For shareholders that participated in CHR’s Reinvestment Plan, unless you otherwise notify us (See Option 2 below), your Sale Consideration will be sent to your address of record (See Option 1 below).
Your two options are as follows:
Option 1: If you want to have your Sale Consideration sent to the same location to which your quarterly distributions have been sent or, in the case of shareholders who participated in CHR’s Reinvestment Plan, your address of record, you need take NO action.
Option 2: If you want to have your Sale Consideration sent to any location other than the location to which your quarterly distributions have been sent or, in the case of shareholders who participated in CHR’s Reinvestment Plan, your address of record, then please complete and return the enclosed Distribution Change Form. If we do not receive a properly completed Distribution Change Form on or before April 10, 2007, then it is likely your Sale Consideration will be sent to the same location to which your quarterly distributions have been sent or, if you have been participating in CHR’s Reinvestment Plan, to your address of record. You may return this form to us via:
▪	FAX: (866) 618-3185

▪	U.S. mail: CNL Investor Services Company, PO Box 6427, Orlando, FL 32802-6427

▪	Overnight mail: CNL Investor Services Company, 450 South Orange Avenue, Orlando, FL 32801
Thank you for your attention to this matter.
Sincerely,

Robert Medwed
President

[CIS LETTERHEAD]
March 15, 2007
Re: CNL Hotels & Resorts, Inc.
Payment of Sale Transaction Consideration & Deferred Commissions
Dear [Last Name of Investor],
As you may be aware, on January 18, 2007, CNL Hotels & Resorts, Inc. (“CHR”) entered an Agreement and Plan of Merger with MS Resort Holdings LLC, MS Resort Purchaser LLC, MS Resort Acquisition LLC and Ashford Sapphire Acquisition LLC, as amended (the “Merger Agreement”). The transactions contemplated by the Merger Agreement (collectively the “Sale Transactions”) are subject to approval by CHR’s shareholders. Information regarding the Merger Agreement and the Sale Transactions is provided in CHR’s definitive proxy statement and related materials dated February 22, 2007 that were filed with the Securities and Exchange Commission on February 22, 2007 and were recently sent to you.
In light of the Sale Transactions, we would like to inform you of the following:
1.	Potential Payment of the Sale Consideration (defined hereinafter)

2.	Status of your Deferred Commission Option (defined hereinafter)
Potential Payment of the Merger Consideration
If the Sale Transactions are approved by CHR’s shareholders and the closing of such transactions occurs, each shareholder of record will be entitled to receive total consideration in the amount of $20.50 per share in cash, without interest and less any applicable withholding taxes (the “Sale Consideration”), which Sale Consideration will be sent in accordance with your instructions on file for quarterly distributions unless you now direct otherwise.
For shareholders that participated in CHR’s Reinvestment Plan, unless you otherwise notify us (See Option 2 below), your Sale Consideration will be sent to your address of record (See Option 1 below).
Your two options are as follows:
▪	Option 1: If you want to have your Sale Consideration sent to the same location to which your quarterly distributions have been sent, or, in the case of shareholders who participated in CHR’s Reinvestment Plan, your address of record, you need take NO action.

▪	Option 2: If you want to have your Sale Consideration sent to any location other than the location to which your quarterly distributions have been sent, or, in the case of shareholders who participated in CHR’s Reinvestment Plan, your address of record, then please complete and return the enclosed Distribution Change Form not later than April 10, 2007. If we do not receive a properly completed Distribution Change Form on or before April 10, 2007, then it is likely your Sale Consideration will be sent to the same location to which your quarterly distributions have been sent or, in the case of shareholders who participated in CHR’s Reinvestment Plan, your address of record. You may return this form to us via:
- FAX: (866) 618-3185

- U.S. mail: CNL Investor Services Company, PO Box 6427, Orlando, FL 32802-6427.

- Overnight mail: CNL Investor Services Company, 450 South Orange Avenue, Orlando, FL 32801.

Status of your Deferred Commission Option
In preparation for the closing of the Sale Transactions, we would like to advise you of the status of your deferred commission arrangement (“Deferred Commission Option”) with CHR.
Upon subscribing to invest in shares of CHR, you opted to have the selling commissions associated with your investment paid over a four to six-year period pursuant to the Deferred Commission Option. You paid a total of $9.40 to $9.60 per share upon subscription and agreed to pay $0.10 per share each year for a four to six-year period to CHR. In connection with the consummation of the Sale Transactions, CHR will accelerate payment of the remaining commissions owed from your original investment and will deduct these commissions from your Sale Consideration. The amount of the outstanding commission to be deducted from your Sale Consideration is approximately [$     ].
If you have any questions regarding your participation in the Deferred Commission Option or the deduction of the remaining commissions, please contact Rhonda Levine in CNL Investor Services Company at (866) 650-0650 ext. 2609.
Sincerely,
CNL Investor Services Company
cc: Financial Advisor
Enclosure

[CNL INVESTOR SERVICES COMPANY LETTERHEAD]

March 15, 2007

Re:	CNL Hotels & Resorts, Inc. — Payment of Sale Transaction Consideration
Dear Shareholder:
As you may be aware, on January 18, 2007, CNL Hotels & Resorts, Inc. (“CHR”) entered an Agreement and Plan of Merger with MS Resort Holdings LLC, MS Resort Purchaser LLC, MS Resort Acquisition LLC and Ashford Sapphire Acquisition LLC, as amended (the “Merger Agreement”). The transactions contemplated by the Merger Agreement (collectively the “Sale Transactions”) are subject to approval by CHR’s shareholders. Information regarding the Merger Agreement and the Sale Transactions is provided in CHR’s definitive proxy statement and related materials dated February 22, 2007 that were filed with the Securities and Exchange Commission on February 22, 2007 and were recently sent to you.
If the Sale Transactions are approved by CHR’s shareholders and the closing of such transactions occurs, each shareholder of record will be entitled to receive total consideration in the amount of $20.50 per share in cash, without interest and less any applicable withholding taxes (the “Sale Consideration”), which Sale Consideration will be sent in accordance with your instructions on file for quarterly distributions unless you now direct otherwise.
For shareholders that participated in CHR’s Reinvestment Plan, unless you otherwise notify us, your Sale Consideration will be sent to your Ameriprise brokerage account.
If you want to have your Sale Consideration sent to any location other than the location to which your quarterly distributions have been sent or, in the case of shareholders who participated in CHR’s Reinvestment Plan, your Ameriprise brokerage account, then please complete and return the enclosed Distribution Change Form. If we do not receive a properly completed Distribution Change Form on or before April 10, 2007, then it is likely your Sale Consideration will be sent to the same location to which your quarterly distributions have been sent or, if you have been participating in CHR’s Reinvestment Plan, to your Ameriprise brokerage account. You may return this form to us via:
•	FAX: (866) 618-3185

•	U.S. mail: CNL Investor Services Company, PO Box 6427, Orlando, FL 32802-6427

•	Overnight mail: CNL Investor Services Company, 450 South Orange Avenue, Orlando, FL 32801
Thank you for your attention to this matter.
Sincerely,

Robert Medwed
President

Distribution Change Form

NAME(S) ON ACCOUNT (Registration Name):

Tax I.D. Number:

Tax I.D. Number:

Street:

City:	State:	Zip:

☐ Check if this is a new address (address will not be changed unless this box is checked).

A.	CHANGE OF DISTRIBUTION INSTRUCTIONS:
☐ Send distributions to the address of record
☐ Mail distributions to the Financial Institution indicated below
☐ Directly deposit distributions to the indicated account (complete the Financial Institution information)
☐ Savings
☐ Checking (Attach a voided check, a Deposit Ticket will not be accepted)
☐ Brokerage / Other (If available, attach instructions from your Financial Institution)

FINANCIAL INSTITUTION INFORMATION:

Financial Institution:

Mailing Address:

      City:                                                                                   State:                                                                                      Zip:
      Telephone Number:
      Routing Transit Number (RTN/ABA#):                                                                                                        (Required for Direct Deposit)
      Account No.:                                                                                                                                                                            (Required)
CNL Investor Services Company or its named agent (hereinafter referred to as “CIS”) is authorized to deposit my/our distributions directly into the account specified on this form. The authority will remain in force until I/we have given written notice that I/we have terminated it, or until CIS has notified me/us that this deposit service has been terminated. In the event that CIS deposits funds erroneously into my/our account, it is authorized to debit my/our account for an amount not to exceed the amount of the erroneous deposit.
Fax or Mail to: CNL Investor Services Company ■ PO Box 6427 ■
Orlando, FL ■ 32802-6427 ■ fax (866) 618-3185
For questions, contact Client Services: toll-free (866) 650-0650
NOTE: THIS FORM MUST BE RECEIVED, PROPERLY COMPLETED, ON OR BEFORE APRIL 10, 2007 OR IT IS LIKELY THAT YOUR SALE CONSIDERATION WILL BE SENT TO THE SAME LOCATION TO WHICH YOUR QUARTERLY DISTRIBUTIONS HAVE BEEN SENT OR, IF YOU HAVE BEEN PARTICIPATING IN CNL HOTELS & RESORTS, INC.’S REINVESTMENT PLAN, TO YOUR ADDRESS OF RECORD.

SIGNATURE REQUIREMENTS – ALL INVESTORS:
Signature:                                                                                                                     Date:
Signature:                                                                                                                     Date:

[CNL Hotels Resorts, Inc. Letterhead]
March 15, 2007
IMPORTANT INFORMATION
YOUR ASSISTANCE IS REQUESTED
To Brokers/Financial Advisors:
          We are writing to keep you informed and to request your assistance with regard to the Special Meeting of Stockholders of CNL Hotels & Resorts, Inc. (the “Company”) to be held on Tuesday, April 10, 2007.
          We understand that your clients may seek your assistance with respect to the Company’s proxy solicitation. The vote participation of all of our stockholders is important in achieving a quorum for the meeting and in reaching the vote required on the sale proposal. We ask your continued cooperation in encouraging your clients to vote their shares.
     For your information, your clients may vote by using one of the following simple methods:
1.	Vote by Telephone. Call 1-800-347-4750 using a touch-tone telephone. The client should have their control number and PIN number listed on the proxy card ready and follow the recorded instructions.

2.	Vote by Internet. Go to the website www.dfking.com/cnlhotels. The client should have their control number and PIN number listed on the proxy card ready and follow the instructions that appear on the computer screen.

3.	Vote by Mail. The client should mark, sign, date and return the proxy card in the postage-paid return envelope provided.
          Remember, the sale proposal requires the affirmative vote of a majority of the Company’s outstanding shares, entitled to vote thereon, for approval by our stockholders. Accordingly, each of your client’s vote is important. Your clients’ failure to vote is equivalent to a vote against the sale proposal. The Board of Directors recommends that stockholders vote “FOR” the sale proposal and “FOR” the proposal to adjourn the meeting, if necessary, to solicit additional proxies.
          If you or your clients have questions or need assistance with voting procedures, please call D.F. King & Co., Inc. at 1-800-758-5880 (toll-free). Please help the Company save additional solicitation costs by encouraging your clients to vote their shares promptly.
          Thank you again for your cooperation and assistance.
Sincerely,

/s/ Greerson G. McMullen
Greerson G. McMullen
Corporate Secretary